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                                                                    EXHIBIT 10.6

                    ASSETS AND LIABILITIES TRANSFER AGREEMENT

                                 BY AND BETWEEN

                 CHINA NETWORK COMMUNICATIONS GROUP CORPORATION

                                       AND

                         CHINA NETCOM CORPORATON LIMITED

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                    ASSETS AND LIABILITIES TRANSFER AGREEMENT

This Agreement is made and entered into on June 23, 2004 in Beijing, People's Republic of China ("PRC") by and between the following parties:

      (1)   PARTY A: China Network Communications Group Corporation

            Address: No.156, Fuxingmennei Avenue, Xicheng District, Beijing, PRC

      (2)   PARTY B: China Netcom Corporation Limited

            Address: 1 Beihuandong Road, Economic and Technical Development
                     Zone, Beijing, PRC

WHEREAS,

      (1) Party A is a state-owned enterprise duly incorporated and validly existing under the laws of PRC, and also an organization with investment authorized by the state and a pilot project for state-holding corporations; Party B is a foreign-invested enterprise duly incorporated and validly existing under the laws of PRC;

      (2) In order to further implement the Telecommunications Reform Program by the State Council and to realize the merger between Party A and China Netcom (Holdings) Corporation Limited (hereinafter referred to as "Netcom Holdings") and overseas listing, it is necessary to carry out a series of restructuring for Netcom Holdings and its subsidiaries including Party B;

      (3) Before the restructuring, Netcom Holdings holds the equities of Party B successively through China Netcom (Holdings) BVI Corporation Limited (hereinafter referred to as "BVI CORPORATION") and China Netcom Corporation (Hong Kong) Limited (hereinafter referred to as "HONG KONG CORPORATION");

      (4) As a part and step of the restructuring, Party A has entered into an Agreement of Equity Transfer of China Netcom (Holdings) Corporation Limited on Apr 20, 2004 with four shareholders of Netcom Holdings, i.e., Chinese Academy of Sciences, The information and Network Center of State Administration of Radio, Film and Television, China Railways Telecommunications Center and Shanghai Alliance Investment Limited (hereinafter referred to as "FOUR SHAREHOLDERS"), pursuant to which the Four Shareholders shall respectively transfer 25% of their Netcom Holdings' equities to Party A. Upon completion of the transfer, Netcom Holdings shall become a wholly-owned subsidiary of Party A. And in turn, Party A shall receive 100% of Netcom Holdings' equities in BVI pursuant to Equity Transfer Agreement of BVI entered between Party A and Netcom Holdings, which will make BVI a wholly-owned subsidiary directly held by Party A;

      (5) As another important part and step of the restructuring, it is necessary to restructure Party B entirely, and transfer all its assets, liabilities and relevant businesses to Party A (unless otherwise

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            specified in this Agreement). Upon completion of the equity transfer under section (4) and government approval, Party A shall ultimately inject the proposed listing assets, liabilities and businesses successively into Party B (hereinafter referred to "ASSETS INJECTION") through BVI and Hong Kong Company. The overseas public offering and listing shall be completed by Hong Kong Company;

      (6) According to above restructuring requirements and based on the terms and conditions hereunder, Party B agrees to transfer to Party A and Party A agrees to receive from Party B the transferred assets and liabilities (as defined hereunder), and make agreements and arrangements concerning relevant rights and obligations in foregoing transfer.

Therefore, based on friendly consultation, both parties hereto agreed as follows:

                             ARTICLE ONE DEFINITION

1.1 Unless otherwise stipulated by this Agreement, the following terms have the meanings set out below in this Agreement:

      AUDITED FINANCIAL REPORT           Annual Financial Report 2003 of Party B
                                         (See the Exhibit I hereto) prepared
                                         according to Chinese Accounting
                                         Standards and audited by
                                         PricewaterhouseCoopers Zhong Tian CPAs
                                         Corporation Limited, a recognized audit
                                         organization by both parties.

      TRANSFERRED ASSETS AND LIABILITIES (1) all assets and relevant liabilities and interests listed in the audited
                                         financial report of Party B, together
                                         with any other assets, rights,
                                         interests, liabilities,
                                         responsibilities and obligations
                                         (including any potential and contingent
                                         liabilities), which unlisted in the
                                         audited financial report but actually
                                         held or borne by Party B as of
                                         December, 31, 2003 except for the
                                         equities of Party B in China Netcom
                                         (Hong Kong) Operating Corporation
                                         Limited and all overseas assets held by
                                         Party B, and (2) all rights, interests,
                                         liabilities, responsibilities,
                                         obligations (including any potential
                                         and contingent liabilities) of Party B
                                         occurred between December, 31, 2003 and
                                         the Effective Date (as defined
                                         hereunder).

      Effective Date The date on which all prerequisites agreed herein are fulfilled

1.2 For the purpose of this Agreement, all headings are set only for the convenience of reading, in no

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      events shall they affect the interpretation of the terms and conditions herein.

                 ARTICLE TWO TRANSFER OF ASSETS AND LIABILITIES

2.1 Party B agrees to transfer to Party A and Party A agrees to receive from Party B the transferred assets and liabilities.

2.2 Both parties hereto agree that Party A shall not pay any cash considerations to Party B for receipt of the transferred assets and liabilities as a whole from Party B pursuant to this Agreement.

2.3   Both parties hereto agree that, in case that the prerequisite agreed in article 3.2 herein is fulfilled, the transferred assets and liabilities shall be owned or borne by Party A since Dec 31, 2003 (the long-term investments in transferred assets and liabilities shall be processed according to article 5.1 herein).

2.4 Based on foresaid article 2.3, for the purpose of transfer of the transferred assets and liabilities, Party A and Party B further agree that:

      2.4.1 All rights, interests, responsibilities, obligations, liabilities and any potential or contingent liabilities (if any) under the transferred assets and liabilities shall be enjoyed or borne by Party A;

      2.4.2 All rights, obligations and liabilities of Party B under any business contracts and other contracts entered into by Party B with any third party in connection with the transferred assets and liabilities shall be succeeded by Party A at the time the transferred assets and liabilities are transferred to Party A; Party A may further arrange its associated affiliates to succeed such contracts without written consent from Party B. Party B shall assist Party A and its associated affiliates with the necessary procedures in changing contract party with a related third party (except that it is otherwise agreed in item 2.4.5);

      2.4.3 Since the Effective Date, as for any suits, arbitrations, claims or other legal proceedings in connection with the transferred assets and liabilities or related contracts, regardless occurred before or after the Effective Date, Party A shall participate relevant suits, arbitrations or other legal proceedings as litigant and enjoy relevant rights as well as perform relevant obligations;

      2.4.4 If any prior authorizations, approvals, permissions, confirmations or exemptions from any third party that are necessary for the transfer of transferred assets and liabilities to Party A fail to complete before the Effective Date, Party A and Party B shall take all necessary actions in accordance with this Agreement to complete such procedures as soon as possible, provided however, all rights, interests, profits and all obligations, losses and claims arising from or in

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            connection with such assets and liabilities shall be assumed by
            Party A; and Party A shall make full and effective compensation for any resultant costs or losses suffered by Party B for any reason;

      2.4.5 In consideration of the requirement of the restructuring that after the transferred assets and liabilities has been transferred to Party A, part of the transferred assets and liabilities (such transferred assets and liabilities will be listed in assets evaluation report on assets injected to be submitted to State-owned Assets Supervision and Administration Commission of the State Council, hereinafter referred to as "BACK-INJECTED TRANSFERRED ASSETS AND LIABILITIES") will be injected back into Party B by Party A through assets injection, therefore, Party A and Party B agree that, the business contracts and other contracts entered into by Party B with third party, which will be resumed by Party B after assets injection, are unnecessary to change contract party with a related third party, provided however, this provision shall not affect or relieve the obligations and responsibilities that shall be undertaken by Party A in accordance with other articles contained herein.

2.5 For the transfer of bank loans in the transferred assets and liabilities, Party A further undertakes to Party B that:

      2.5.1 Party A shall make every effort and take all necessary actions (including but not limited to signing necessary consent letter to change loan name or entering loan renewal agreement with relevant loan bank) to impel relevant loan bank to issue written consent to transfer the transferred assets and liabilities under this Agreement and waive any guarantee Party B has provided for the bank loan (including but not limited to the security of pledge of right to charge tariff) before the Effective Date;

      2.5.2 Party A shall make every effort and take all necessary actions to obtain before the date of effectiveness all necessary written consents on the transfer of assets and liabilities by Party B to Party A from Netcom Holdings' creditors (including written consent from related loan banks of Netcom Holdings agrees to remove the security of pledge of right to charge tariff made by Party B for Netcom Holdings' loan).

                     ARTICLE THREE EFFECTIVENESS OF TRANSFER

3.1 Transfer agreed under article 2 herein shall become effective when the restructuring and list plan of Party A is approved by the State Council and relevant governmental authorities. If otherwise agreed in this Agreement, the other provisions shall prevail.

3.2 Both parties hereto may waive in written the regulated conditions and prerequisites for the transfer in order to complete equity transfer under this Agreement as soon as possible.

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            ARTICLE FOUR REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

4.1 Both parties hereby make the following representations and warranties to each other:

      (1) It is legal entity duly incorporated and validly existing under the laws of PRC;

      (2) It has legally and effectively obtained all internal authorizations, approvals and consents necessary for performance of this Agreement; this Agreement has binding force over it and is enforceable;

      (3) The transfer under article 2 herein shall come into force on condition that Party A should wholly-own, directly or indirectly pursuant to the laws of PRC, all equities of Party B in certain period.

4.2 As to transferred assets and liabilities, Party A agrees to make compensations for Party B on the following relevant matters and at any time enable Party B to obtain full, sufficient, timely, effective and adequate compensations:

      (1) Any indictment, claims, lawsuits, losses, compensations, payments, expenses and costs suffered by Party B arising from the transfer of assets and liabilities (including but not limited to professional service charge and costs) to Party A and occurrence of any event before or after the date of effectiveness;

      (2) Any indictment, claims, lawsuits, losses, compensations, payments, expenses and costs (including but not limited to professional service charge and costs) suffered by Party B after the date of effectiveness for failure in obtaining advance authorization, approvals, consents, confirmations or exemptions of any third party necessary for the transfer under item 2.4.4 before the date of effectiveness.

                          ARTICLE FIVE OTHER AGREEMENTS

5.1 As to Party B's equities in its long-term invested entities before the Effective Date (including the Effective Date), both parties agree that Party B shall transfer the equities as soon as possible to associated affiliates of Party A or a suitable third party. All proceedings from transfer shall be included into transferred assets and liabilities under this Agreement and be handed over to Party A timely by Party B. Party A hereby undertakes to Party B that it shall make every effort (including but not limited to impelling its associated affiliates or suitable third party to pass relevant resolutions or signing relevant agreements) to assist Party B to go through all procedures necessary for the transfer as soon as possible and make enough and effective compensation for Party B for any claims or losses suffered by Party B arising from the equities and its transfer.

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5.2   As to Party B's equities in China Netcom (Hong Kong) Operating Corporation
      Limited, Party A hereby warrants to Party B that it will make every effort (including but not limited to urging relevant overseas subsidiary to pass relevant resolutions and sign relevant agreements), before the date at which assets evaluation results on assets injected are approved by State-owned Assets Supervision and Administration Commission of the State Council, to assist Party B to transfer its equities, and make sufficient and effective compensations for Party B as to any claims or losses suffered by Party B arising from the equities and its transfer.

5.3 Both Parties agree that after the date of effectiveness, the Parties will carry out adequate consultation, coordination and cooperation on unfinished matters for careful arrangement of business, organizations and personnel integration concerned transfer of assets and liabilities under this Agreement.

                       ARTICLE SIX BREACH OF THE CONTRACT

6.1 Each Party shall be entitled to claim against the breach of any commitments and warrants or other clauses herein by the other Party. The alleged party shall be responsible for all direct or indirect losses, costs and liabilities suffered by the other party due to its breach of commitments and warrants or any other clauses herein.

                        ARTICLE SEVEN DISPUTE RESOLUTION

7.1 If any disputes develop among the Parties in respect of the validity, interpretations or performance of this Agreement, the parties should resolve the disputes in question through friendly negotiation first. If the negotiation in respect of the disputes fails within thirty (30) days as from the date when such dispute arose, any Party shall have the right resort to litigations to the People's Court with proper jurisdiction.

            ARTICLE EIGHT EFFECTIVENESS OF THIS AGREEMENT AND OTHERS

8.1 This Agreement shall come into effect once signed by both parties' legal representatives or authorized representatives and affixed with their official seals.

8.2 All amendments or supplements to this Agreement shall be effective only signed and officially sealed by the legal representatives or authorized representatives of both parties.

8.3 This Agreement represents the entire agreement between both parties on transfer of the transferred assets and liabilities and shall replace any written or oral agreement, contract and memorandum (if any) between both parties.

8.4 This Agreement is made into eight (8) duplicate originals. Each party holds two (2), and each original

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      shall have the same legal binding effect. The remains shall be kept by
      Party A to process relevant reporting or filing procedures.

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(Signature page)

China Network Communications Group Corporation (seal)

By: _____________________________________________
Legal Representative or Authorized Representative

China Netcom Corporation Limited (seal)

By: _____________________________________________
Legal Representative or Authorized Representative

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Appendix One: Audited Financial Reports

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